UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.

UBS Cashfund Inc.
Semiannual Report September 30, 2010

UBS Cashfund Inc.

November 12, 2010

Dear shareholder,
We present you with the semiannual report for UBS Cashfund Inc. (the “Fund”) for the six months ended September 30, 2010.

Performance
The seven-day current yield for the Fund as of September 30, 2010 was 0.01%, unchanged from 0.01% on March 31, 2010 (both, after fee waivers). (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)
UBS Cashfund Inc.
Investment goal:
Current income, stability of principal and high liquidity

Portfolio manager:
Robert Sabatino UBS Global Asset Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	Even though the economy continued to expand, certain economic data moderated toward the end of the reporting period. Looking back, gross domestic product (“GDP”) grew 3.7% during the first quarter of 2010, and second quarter GDP growth came in at 1.7%. Economic growth was supported by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity, as companies moved to rebuild inventories amid rising demand.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Although the economy continued to expand moderately during the reporting period, the Fed remained concerned about continued high unemployment, which was an elevated 9.6% at the end of September 2010. As a result, the Fed maintained its highly accommodative monetary policy, keeping the federal funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed has now held short-term interest rates steady since December 2008. At its meeting in September 2010, the Fed stated that “the pace of recovery in output and employment has slowed in recent months.... The Committee will maintain the target range for the

UBS Cashfund Inc.

federal funds rate at 0 to 1/4 percent, and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During a speech in October 2010 (after the reporting period ended), Fed Chairman Bernanke expressed concerns regarding the current state of the overall economy. He also alluded to the possibility of another round of quantitative easing, saying that the Fed “is prepared to provide additional accommodation if needed to support the economic recovery and to return inflation over time to levels consistent with our mandate.” It was no surprise then, when, in November, the Fed announced it would purchase an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

Q.	How did you position the Fund during the reporting period?
A.	When the reporting period began, the Fund’s weighted average maturity was 37 days. As the review period progressed and the European debt crisis unfolded, we continued to be conservatively positioned on a relative basis. This was particularly true with respect to our exposure to European bank issuers, given liquidity concerns related to some of these banks. Although we continued to be cautious through the end of the reporting period, we extended the Fund’s weighted average maturity to 49 days, as we became more comfortable with the level of stability in the region and in order to lock in relatively higher yields.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a greater-than-usual level of diversification over the six-month period by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic environment improved over the period, however, we slightly increased our single issuer exposure, typically purchasing up to 2% in single nongovernment issuers by the end of the reporting period. The Fund is generally able to hold up to 5% in any one issuer (subject to certain exceptions).

Q.	What types of securities did you emphasize over the period?
A.	We increased the Fund’s exposure to certificates of deposit, US government and agency obligations, and short-term corporate obligations. In addition, we decreased the Fund’s exposure to commercial paper and repurchase agreements. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

UBS Cashfund Inc.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While the worst of the global recession appears to be over, a number of uncertainties remain regarding the sustainability of the economic recovery. Unemployment remains high, and the government’s stimulus programs are scheduled to largely expire by year end. Given this environment, we believe that yields on money market securities could remain low, and there could be periods of increased market volatility.

Q.	How have regulatory changes announced earlier this year impacted the availability of Fund information?
A.	In response to revisions to the US Securities and Exchange Commission’s rules governing money market funds, beginning on October 7, 2010 (after the Fund’s reporting period had ended), the Fund began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. This information is available on UBS’s Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

Shareholders can find more details on the posting of this information by accessing the supplement to the Fund’s prospectus, which is also available at the above Web site.

UBS Cashfund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
UBS Cashfund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Robert Sabatino
Portfolio Manager
UBS Cashfund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six month period ended September 30, 2010. The views and opinions in the letter were current as of November 12, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS Cashfund Inc.

Understanding your fund’s expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2010 to September 30, 2010.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)(concluded)

	Beginning	Ending	Expenses paid
	account value	account value*	during period(1)	Expense ratio
	April 1,	September 30,	04/01/10 to	during the
	2010	2010	09/30/10	period

Actual	$1,000.00	$1,000.00	$1.40	0.28%

Hypothetical (5% annual return before expenses)	1,000.00	1,023.66	1.42	0.28

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half year period).
*	“Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/10		03/31/10	09/30/09

Seven-day current yield(1)	0.01%		0.01%	0.01%

Seven-day effective yield(1)	0.01		0.01	0.01

Weighted average maturity(2)	49 days		37 days	55 days

Net assets (bln)	$1.0		$1.2	$1.8

Portfolio composition(3)	09/30/10		03/31/10	09/30/09

Commercial paper	40.9%		49.7%	44.7%

US government and agency obligations	26.9		23.7	28.1

Certificates of deposit	20.6		15.1	17.3

Repurchase agreements	10.0		12.2	6.2

Short-term corporate obligations	1.6		1.4	2.0

Bank notes	—		—	1.7

Liabilities in excess of other assets	(0.0	)(4)	(2.1)	(0.0	)(4)

Total	100.0%		100.0%	100.0%

(1)	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
(2)	The Fund is actively managed and its weighted average maturity will differ over time.
(3)	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
(4)	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

	Face
Security description	amount	Value

US government and agency obligations—26.92%

Federal Home Loan Bank
0.500%, due 10/15/10	$7,700,000	$7,699,981

0.130%, due 10/27/10(1)	50,000,000	49,995,306

0.270%, due 12/30/10(2)	12,500,000	12,500,000

0.250%, due 01/14/11(1)	13,100,000	13,090,448

0.370%, due 02/22/11(1)	10,000,000	9,985,200

0.440%, due 04/19/11(1)	1,905,000	1,900,343

0.500%, due 05/17/11(1)	6,500,000	6,479,417

0.580%, due 05/27/11	6,500,000	6,500,000

Federal Home Loan Mortgage Corp.*
0.310%, due 11/16/10(1)	10,000,000	9,996,039

0.310%, due 12/07/10(1)	10,000,000	9,994,231

0.330%, due 12/07/10(1)	13,000,000	12,992,016

0.270%, due 01/14/11(1)	10,000,000	9,992,125

0.210%, due 02/14/11(1)	10,000,000	9,992,067

0.220%, due 03/28/11(1)	10,000,000	9,989,122

0.230%, due 04/05/11(1)	25,000,000	24,970,292

0.330%, due 05/02/11(1)	10,000,000	9,980,475

0.300%, due 05/16/11(1)	10,000,000	9,981,083

Federal National Mortgage Association*
2.875%, due 10/12/10	4,800,000	4,803,416

0.410%, due 11/15/10(1)	15,000,000	14,992,312

0.350%, due 04/26/11(1)	5,000,000	4,989,937

0.410%, due 07/06/11(1)	14,000,000	13,955,674

US Treasury Bills
0.186%, due 02/24/11(1)	10,000,000	9,992,457

0.295%, due 07/28/11(1)	10,000,000	9,975,417

US Treasury Notes
4.875%, due 04/30/11	7,000,000	7,185,753

Total US government and agency obligations (cost—$281,933,111)		281,933,111

Certificates of deposit—20.62%

Banking-non-US—18.71%
Bank of Montreal
0.230%, due 10/07/10	5,000,000	5,000,000

0.270%, due 11/15/10	20,000,000	20,000,000

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

	Face
Security description	amount	Value

Certificates of deposit—(continued)

Banking-non-US—(concluded)
Bank of Nova Scotia
0.267%, due 10/18/10(2)	$8,750,000	$8,749,938

0.320%, due 10/20/10	10,000,000	10,000,000

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.320%, due 11/12/10	10,000,000	10,000,000

Credit Agricole CIB
0.320%, due 01/31/11	10,000,000	10,000,000

Deutsche Bank AG
0.280%, due 01/18/11	10,000,000	10,000,000

Dexia Credit Local
0.360%, due 10/07/10	17,000,000	17,000,000

Mitsubishi UFJ Trust & Banking Corp.
0.280%, due 10/27/10	10,000,000	10,000,000

0.345%, due 12/16/10(1)	10,000,000	9,992,723

Mizuho Corporate Bank Ltd.
0.240%, due 10/18/10	10,000,000	10,000,000

0.250%, due 10/22/10	10,000,000	10,000,000

National Australia Bank Ltd.
0.317%, due 10/12/10(2)	2,000,000	2,000,000

0.356%, due 10/28/10(2)	9,000,000	9,000,000

Natixis
0.490%, due 10/01/10(2)	5,000,000	5,000,000

Rabobank Nederland NV
0.276%, due 10/27/10(2)	8,500,000	8,500,000

Royal Bank of Canada
0.430%, due 10/01/10(2)	8,750,000	8,750,000

Royal Bank of Scotland PLC
0.510%, due 10/26/10	10,000,000	10,000,000

Societe Generale
0.570%, due 10/08/10	7,000,000	7,000,326

Svenska Handelsbanken
0.270%, due 11/24/10	10,000,000	10,000,075

Westpac Banking Corp.
0.280%, due 10/01/10(2)	5,000,000	5,000,000

		195,993,062

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

	Face
Security description	amount	Value

Certificates of deposit—(concluded)

Banking-US—1.91%
Bank of America, N.A,
0.220%, due 10/13/10	$20,000,000	$20,000,000

Total certificates of deposit (cost—$215,993,062)		215,993,062

Commercial paper(1)—40.93%

Asset backed-banking—0.96%
Atlantis One Funding
0.290%, due 01/31/11	10,000,000	9,990,172

Asset backed-miscellaneous—18.88%
Atlantic Asset Securitization LLC
0.230%, due 10/13/10	11,000,000	10,999,157

Barton Capital LLC
0.230%, due 10/18/10	10,000,000	9,998,914

Chariot Funding LLC
0.240%, due 10/15/10	20,000,000	19,998,133

Falcon Asset Securitization Corp.
0.230%, due 10/13/10	10,000,000	9,999,233

0.270%, due 12/02/10	11,090,000	11,084,843

Liberty Street Funding LLC
0.230%, due 10/04/10	10,000,000	9,999,808

LMA Americas LLC
0.250%, due 10/01/10	10,000,000	10,000,000

0.250%, due 10/27/10	10,000,000	9,998,195

Market Street Funding LLC
0.230%, due 10/21/10	15,000,000	14,998,083

Old Line Funding Corp.
0.260%, due 10/20/10	10,000,000	9,998,628

0.250%, due 11/01/10	10,000,000	9,997,847

Ranger Funding Co. LLC
0.240%, due 10/19/10	20,000,000	19,997,600

Regency Markets No. 1 LLC
0.250%, due 10/07/10	10,000,000	9,999,583

0.250%, due 10/15/10	20,000,000	19,998,056

Sheffield Receivables Corp.
0.250%, due 11/10/10	10,000,000	9,997,222

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

	Face
Security description	amount	Value

Commercial paper(1)—(continued)

Asset backed-miscellaneous—(concluded)
Thunderbay Funding
0.230%, due 10/12/10	$5,640,000	$5,639,604

0.260%, due 11/09/10	5,000,000	4,998,592

		197,703,498

Asset backed-securities—5.06%
Clipper Receivables Co. LLC
0.370%, due 10/20/10	8,000,000	7,998,438

0.240%, due 11/01/10	15,000,000	14,996,900

Grampian Funding LLC
0.280%, due 10/14/10	10,000,000	9,998,989

0.510%, due 10/19/10	10,000,000	9,997,450

0.400%, due 11/03/10	10,000,000	9,996,333

		52,988,110

Banking-non-US—1.00%
Westpac Securities NZ Ltd.
0.370%, due 10/01/10(2),(3)	7,500,000	7,500,000

0.338%, due 10/21/10(2),(3)	3,000,000	3,000,000

		10,500,000

Banking-US—12.07%
BNP Paribas Finance
0.340%, due 01/24/11	10,000,000	9,989,139

0.540%, due 02/04/11	8,000,000	7,984,880

Danske Corp.
0.250%, due 10/04/10	5,000,000	4,999,896

Dexia Delaware LLC
0.340%, due 10/04/10	15,000,000	14,999,575

Fortis Funding LLC
0.210%, due 10/06/10	10,000,000	9,999,708

ING (US) Funding LLC
0.300%, due 01/20/11	5,000,000	4,995,375

0.560%, due 02/11/11	8,500,000	8,482,415

JPMorgan Chase & Co.
0.275%, due 11/08/10	10,000,000	9,997,097

Natixis
0.240%, due 10/01/10	25,000,000	25,000,000

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

	Face
Security description	amount	Value

Commercial paper(1)—(concluded)

Banking-US—(concluded)
Societe Generale N.A., Inc.
0.220%, due 10/01/10	$30,000,000	$30,000,000

		126,448,085

Finance-captive automotive—0.57%
Toyota Motor Credit Corp.
0.410%, due 10/13/10	6,000,000	5,999,180

Finance-noncaptive diversified—0.96%
General Electric Capital Corp.
0.370%, due 10/13/10	10,000,000	9,998,767

Technology-software—1.43%
Hewlett-Packard Co.
0.190%, due 10/04/10	15,000,000	14,999,762

Total commercial paper (cost—$428,627,574)		428,627,574

Short-term corporate obligations—1.62%

Banking-non-US—0.38%
Commonwealth Bank of Australia
0.508%, due 10/28/10(2),(3)	4,000,000	4,000,000

Finance-captive automotive—0.29%
Toyota Motor Credit Corp.
0.257%, due 10/12/10(2)	3,000,000	3,000,000

Supranational—0.95%
International Bank for Reconstruction & Development
0.410%, due 11/01/10(1)	10,000,000	9,996,470

Total short-term corporate obligations (cost—$16,996,470)		16,996,470

Repurchase agreements—9.94%

Repurchase agreement dated 09/30/10 with Barclays Bank PLC, 0.200% due 10/01/10, collateralized by $51,065,000 Federal Home Loan Mortgage Corp. obligations, 0.190% due 01/25/12; (value—$51,000,599); proceeds: $50,000,278	50,000,000	50,000,000

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

	Face
Security description	amount	Value

Repurchase agreements—(concluded)

Repurchase agreement dated 09/30/10 with Deutsche Bank Securities, 0.240% due 10/01/10, collateralized by $10,475,000 Federal Home Loan Bank obligations, 0.875% due 07/20/12 and $39,899,000 Federal Home Loan Mortgage Corp. obligations, 3.750% due 06/28/13; (value—$54,063,516); proceeds: $53,000,353	$53,000,000	$53,000,000

Repurchase agreement dated 09/30/10 with State Street Bank & Trust Co., 0.010% due 10/01/10, collateralized by $1,012,782 US Treasury Notes, 2.125% to 2.500% due 04/30/15 to 05/31/15; (value—$1,082,227); proceeds: $1,061,000	1,061,000	1,061,000

Total repurchase agreements (cost—$104,061,000)		104,061,000

Total investments (cost—$1,047,611,217 which approximates cost for federal income tax purposes)—100.03%		1,047,611,217

Liabilities in excess of other assets—(0.03)%		(282,536)

Net assets (applicable to 1,047,640,563 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$1,047,328,681

*

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)	Rates shown are the discount rates at date of purchase.
(2)	Variable rate security. The maturity date reflects earlier of reset dates or stated maturity dates. The interest rate shown is the current rate as of September 30, 2010 and resets periodically.
(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.38% of net assets as of September 30, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS Cashfund Inc.

Statement of net assets—September 30, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

US government and agency obligations	$—	$281,933,111	$—	$281,933,111

Certificates of deposit	—	215,993,062	—	215,993,062

Commercial paper	—	428,627,574	—	428,627,574

Short-term corporate obligations	—	16,996,470	—	16,996,470

Repurchase agreements	—	104,061,000	—	104,061,000

Total	$—	$1,047,611,217	$—	$1,047,611,217

At September 30, 2010, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country of origin

Percentage of total investments

United States	79.0%

Japan	5.6

Canada	5.0

Australia	2.9

France	2.1

Belgium	1.6

Sweden	1.0

Germany	1.0

United Kingdom	1.0

Netherlands	0.8

Total	100.0%

Weighted average maturity—49 days

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of operations

For the six
months ended
September 30, 2010
(unaudited)

Investment income:
Interest	$1,604,052

Expenses:
Investment advisory and administration fees	2,534,865

Transfer agency and related services fees	542,286

Custody and accounting fees	74,972

Professional fees	64,693

Reports and notices to shareholders	62,838

State registration fees	24,620

Insurance fees	23,094

Directors’ fees	10,715

Other expenses	19,594

3,357,677

Less: Fee waivers and/or expense reimbursements by investment advisor and administrator	(1,809,373)

Net expenses	1,548,304

Net investment income	55,748

Net realized loss from investments	(415)

Net increase in net assets resulting from operations	$55,333

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	September 30, 2010	year ended
	(unaudited)	March 31, 2010

From operations:
Net investment income	$55,748	$317,075

Net realized gain (loss)	(415)	1,564

Net increase in net assets resulting from operations	55,333	318,639

Dividends and distributions to shareholders from:
Net investment income	(55,748)	(317,075)

Net realized gains from investment activities	—	(533,324)

Total dividends and distributions to shareholders	(55,748)	(850,399)

Net decrease in net assets from capital share transactions	(132,089,499)	(1,121,718,637)

Net decrease in net assets	(132,089,914)	(1,122,250,397)

Net assets:
Beginning of period	1,179,418,595	2,301,668,992

End of period	$1,047,328,681	$1,179,418,595

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	Six months ended
	September 30, 2010
	(unaudited)

Net asset value, beginning of period	$1.00

Net investment income	0.0001

Dividends from net investment income	(0.0000	)(1)

Distributions from net realized gains from investment activities	—

Total dividends and distributions	(0.0000	)(1)

Net asset value, end of period	$1.00

Total investment return(2)	0.00	%(3)

Ratios/supplemental data:
Net assets, end of period (000’s)	$1,047,329

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.28	%(4)

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.60	%(4)

Net investment income to average net assets	0.01	%(4)

(1)	Amount represents less than $0.00005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(3)	Total investment return is less than 0.005%.
(4)	Annualized.
(5)	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

Years ended March 31,

2010	2009	2008		2007	2006

$1.00	$1.00	$1.00		$1.00	$1.00

0.0002	0.0158	0.0433		0.0471	0.0320

(0.0002)	(0.0158)	(0.0433)		(0.0471)	(0.0320)

(0.0003)	—	—		—	—

(0.0005)	(0.0158)	(0.0433)		(0.0471)	(0.0320)

$1.00	$1.00	$1.00		$1.00	$1.00

0.05%	1.59%	4.42%		4.81%	3.25%

$1,179,419	$2,301,669	$2,813,371		$2,487,813	$2,872,857

0.36%	0.55%	0.52	%(5)	0.57%	0.57%

0.59%	0.55%	0.54%		0.57%	0.57%

0.02%	1.61%	4.30%		4.71%	3.18%

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving

20

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Adoption of ASU No. 2010-06 did not have a material impact on the fund’s financial statements.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying securities or obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

21

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The Fund’s Board of Directors has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate

Up to $500 million	0.500%

Next $500 million	0.425

Next $500 million	0.390

Next $500 million	0.380

Next $500 million	0.350

Next $1.0 billion	0.345

Next $500 million	0.325

Next $500 million	0.315

Next $500 million	0.300

Next $500 million	0.290

Over $5.5 billion	0.280

22

UBS Cashfund Inc.

Notes to financial statements (unaudited)

At September 30, 2010, the Fund owed UBS Financial Services Inc. $124,893 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

UBS Financial Services Inc. has undertaken to waive fees and/or reimburse expenses in the event that the current Fund yield drops below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the six months ended September 30, 2010, UBS Financial Services Inc. voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $1,809,373.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $272,606,232. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc.

23

UBS Cashfund Inc.

Notes to financial statements (unaudited)

(formerly PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended September 30, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $301,318 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. The Fund did not loan any securities during the six months ended September 30, 2010.

Other liabilities and components of net assets
At September 30, 2010, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$3,002

Other accrued expenses*	520,701

*	Excludes investment advisory and administration fees.

At September 30, 2010, the components of net assets were as follows:

Accumulated paid in capital	$1,047,214,238

Accumulated net realized gain	114,443

Net assets	$1,047,328,681

24

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Capital share transactions
There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six	For the
	months ended	year ended
	September 30, 2010	March 31, 2010

Shares sold	1,507,047,314	5,219,317,958

Shares repurchased	(1,639,187,317)	(6,341,990,890)

Dividends reinvested	50,504	954,295

Net decrease in shares outstanding	(132,089,499)	(1,121,718,637)

Federal tax status
The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2010 and the fiscal year ended March 31, 2010 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2011.

As of and during the period ended September 30, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended September 30, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

25

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule and monthly portfolio holdings reports
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

26

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 14-15, 2010, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement between UBS Financial Services Inc. (“UBS Financial Services”) and the Fund and the Sub-Advisory Agreement between UBS Financial Services and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on behalf of the Fund. In preparing for the meeting, the board members had requested and received extensive information from UBS Financial Services and UBS Global AM to assist them. The board received and considered a variety of information about UBS Financial Services and UBS Global AM as well as the advisory, sub-advisory, administrative (including the sub-administrative services provided by UBS Global AM as sub-administrator to the Fund) and distribution arrangements for the Fund. The board also took note of the fact that UBS Financial Services and UBS Global AM were considering how responsibilities could be realigned between the two service providers as well as how the current fee arrangement could be restructured. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement and Sub-Advisory Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Financial Services under the Investment Advisory and Administrative Agreement and sub-advisory services provided by UBS Global AM under the

27

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Sub-Advisory Agreement during the past year. The board also considered the nature, extent and quality of administrative, sub-administrative, distribution, and shareholder services performed by UBS Financial Services, UBS Global AM and their affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Financial Services concerning management of the Fund’s affairs and UBS Financial Services’ role in overseeing UBS Global AM’s provision of sub-advisory and sub-administrative services to the Fund. The board’s evaluation of the services provided by UBS Financial Services and UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Financial Services’ and UBS Global AM’s investment advisory, sub-advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM’s own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and the parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Financial Services and UBS Global AM and noted that they were wholly owned, indirect subsidiaries of UBS AG, one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $143 billion in assets under management as of March 31, 2010 and was part of the UBS Global Asset Management Division, which had approximately $560 billion of assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Financial Services, UBS Global AM and certain of their affiliates.

28

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Financial Services in light of the nature, extent and quality of the advisory and administrative services provided by UBS Financial Services. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). The board also noted that it had received supplemental information relating to net and gross fund yields and certain expense information for UBS money market funds, including the Fund, as compared to peers in the respective Expense Group.

In connection with its consideration of management fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted management’s explanation that comparisons with such accounts may not be very relevant to the Fund because, among other reasons, institutional accounts with a “cash” mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Financial Services and UBS Global AM and sub-advisory fees payable to UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the fourth quintile, while its Actual Management Fee and total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that 20% of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that 20% of the funds in the Expense Group with

29

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

the highest level of fees or expenses, as applicable). Management noted that the Fund’s Contractual Management Fee was only slightly above the Fund’s Expense Group median and that the Fund’s Actual Management Fee and total expenses were below the Fund’s Expense Group median. The board did not receive comparative information from Lipper with respect to the Fund’s sub-advisory fee (the “Sub-Advisory Fee”). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services, not the Fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the Fund’s shareholders.

Taking all of the above into consideration, the board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administrative Agreement and the Sub-Advisory Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, and ten-year periods ended April 30, 2010 and (b) annualized performance information for each year in the ten-year period ended April 30, 2010. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for all comparative periods (with the first quintile representing that 20% of the funds in the Performance Universe with the highest performance and the fifth quintile representing that 20% of the funds in the Performance Universe with the lowest performance). Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Financial Services, UBS Global AM and their affiliates in providing services to the Fund, as well as information regarding enhancements to UBS Global AM’s methodology for determining

30

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

profitability. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Financial Services’ and UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board also considered whether alternative fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level as of April 30, 2010 exceeded several breakpoints and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the Fund’s Sub-Advisory Fee did not contain breakpoints but also that, as the Sub-Advisory Fee is paid by UBS Financial Services, not the Fund, separate considerations of economies of scale with respect to the Sub-Advisory Fee were not relevant.

Generally, in light of UBS Financial Services’ and UBS Global AM’s profitability data, the Contractual Management Fee, Actual Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services’ sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Fund, including the opportunity to

31

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

offer additional products and services to Fund shareholders. In light of the costs of providing investment management, sub-advisory, administrative and other services to the Fund and UBS Financial Services’ and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement to continue for another year. As the sub-administration agreement between UBS Financial Services and UBS Global AM provides that it shall be subject to annual reconsideration by the board, the board also approved the sub-administration agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Robert Sabatino
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Sub-Advisor and Sub-Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 9, 2010